                              SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / x /

Filed by a party other than the registrant      /   /

Check the appropriate box:
/ x /  Preliminary proxy statement

/   /  Definitive proxy statement

/   /  Definitive additional materials

/   /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

          Oppenheimer Insured Tax-Exempt Bond Fund, a series of
                    Oppenheimer Tax-Exempt Bond Fund
- -------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                         Katherine P. Feld, Esq.
- -------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ x /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
       14a-6(j)(2).

/   /  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

/   /  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

(1) Title of each class of securities to which transaction applies:
- -------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- -------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
- -------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- -------------------------------------------------------------------------
/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the
       offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
- -------------------------------------------------------------------------
(1) Amount previously paid:
- -------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
- -------------------------------------------------------------------------
(3) Filing Party:
- -------------------------------------------------------------------------
(4) Date Filed:

- -----------------------
1Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                          Preliminary Copy


                                        May 1995



Dear Oppenheimer Insured Tax-Exempt Bond Fund Class A shareholder:

     We have scheduled a shareholder meeting on June 14, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, who represent your interests in the day-to-day management of the Fund, recommend approval of the following items:

- -    Election of Trustees.  There are nine Trustees up for reelection on
     June 14. You will find detailed information on the members of the Board in the enclosed proxy statement.

- -    Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

- -    Change in Certain Fundamental Investment Policies.  The fundamental investment policies described in the prospectus determine the types of securities that may be purchased by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest at least 65% of its total assets in insured municipal securities. Currently, the Fund shall invest at least 65% of its total assets in insured municipal bonds. Bonds are generally considered to be debt securities with maturities of ten or more years. A portfolio made up primarily of longer-term securities is generally more sensitive to changes in interest rates than a portfolio of securities with varying maturities. The investment adviser firmly believes the ability to diversify the Fund's assets in securities of various maturities may help protect your investment against volatility, as well as potentially add to your investment return over time.

     Please contact your financial advisor or call at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                   Sincerely,


                                   Jon S. Fossel

                                                          Preliminary Copy


                                        May 1995



Dear Oppenheimer Insured Tax-Exempt Bond Fund Class B shareholder:

     We have scheduled a shareholder meeting on June 14, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, who represent your interests in the day-to-day management of the Fund, recommend approval of the following items:

- -    Election of Trustees.  There are nine Trustees up for reelection on
     June 14. You will find detailed information on the members of the Board in the enclosed proxy statement.

- -    Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

- -    Change in Certain Fundamental Investment Policies.  The fundamental investment policies described in the prospectus determine the types of securities that may be purchased by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest at least 65% of its total assets in insured municipal securities. Currently, the Fund shall invest at least 65% of its total assets in insured municipal bonds. Bonds are generally considered to be debt securities with maturities of ten or more years. A portfolio made up primarily of longer-term securities is generally more sensitive to changes in interest rates than a portfolio of securities with varying maturities. The investment adviser firmly believes the ability to diversify the Fund's assets in securities of various maturities may help protect your investment against volatility, as well as potentially add to your investment return over time.

- -    Changes in Distribution Plan Contracts for Class B Shares.
     Currently, the Fund's distributor is reimbursed for a portion of its distribution expenses from the service fee and the asset-based sales charge. Your approval is requested to change the way the distributor is paid so that it is compensated for its distribution efforts at the same rate. This is a common type of plan in the mutual fund industry and is not expected to increase fund expenses materially under normal circumstances. Any distribution costs in excess of that rate will be the responsibility of the distributor.

     Please contact your financial advisor or call at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                   Sincerely,


                                   Jon S. Fossel

                                                       Preliminary Copy

Oppenheimer Insured Tax-Exempt     Proxy for Shareholders Meeting To
Bond Fund - Class A Shares         Be Held June 14, 1995

Your shareholder                   Your prompt response can save your
vote is important!                 Fund the expense of another mailing.

                                   Please mark your proxy on the reverse
                                   side, date and sign it, and return it
                                   promptly in the accompanying envelope,
                                   which requires no postage if mailed in
                                   the United States.

                                   Please detach at perforation before
                                   mailing.

        Oppenheimer Insured Tax-Exempt Bond Fund - Class A Shares
         Proxy For Shareholders Meeting To Be Held June 14, 1995

     The undersigned shareholder of Oppenheimer Insured Tax-Exempt Bond Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held June 14, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                  (over)
                                                                     865


Oppenheimer Insured Tax-Exempt     Proxy for Shareholders Meeting To
Bond Fund - Class A Shares         Be Held June 14, 1995

Your shareholder                   Your prompt response can save your
vote is important!                 Fund money.

                                   Please vote, sign and mail your proxy
                                   ballot (this card) in the enclosed
                                   postage-paid envelope today, no matter
                                   how many shares you own.  A majority
                                   of the Fund's shares must be
                                   represented in person or by proxy.
                                   Please vote your proxy so your Fund
                                   can avoid the expense of another
                                   mailing.



                                   Please detach at perforation before
                                   mailing.

1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority
         except as marked to the                vote for all nominees
         contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)           (H)

      C. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3. Approval of the proposed changes in fundamental investment policies (Proposal No. 2)

    For ____             Against ____            Abstain ____


NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: _______________________, 1995
                                            (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this ballot.
                                                                       865

PROXY/865BAL.695

                                                       Preliminary Copy

Oppenheimer Insured Tax-Exempt     Proxy for Shareholders Meeting To
Bond Fund - Class B Shares         Be Held June 14, 1995

Your shareholder                   Your prompt response can save your
vote is important!                 Fund the expense of another mailing.

                                   Please mark your proxy on the reverse
                                   side, date and sign it, and return it
                                   promptly in the accompanying envelope,
                                   which requires no postage if mailed in
                                   the United States.

                                   Please detach at perforation before
                                   mailing.

        Oppenheimer Insured Tax-Exempt Bond Fund - Class B Shares
         Proxy For Shareholders Meeting To Be Held June 14, 1995

     The undersigned shareholder of Oppenheimer Insured Tax-Exempt Bond Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held June 14, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                  (over)
                                                                     866

Oppenheimer Insured Tax-Exempt     Proxy for Shareholders Meeting To
Bond Fund - Class B Shares         Be Held June 14, 1995

Your shareholder                   Your prompt response can save your
vote is important!                 Fund money.

                                   Please vote, sign and mail your proxy
                                   ballot (this card) in the enclosed
                                   postage-paid envelope today, no matter
                                   how many shares you own.  A majority
                                   of the Fund's shares must be
                                   represented in person or by proxy.
                                   Please vote your proxy so your Fund
                                   can avoid the expense of another
                                   mailing.

                                   Please detach at perforation before
                                   mailing.

1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority
         except as marked to the                vote for all nominees
         contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)           (H)

      C. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3. Approval of the proposed changes in fundamental investment policies (Proposal No. 2)

    For ____             Against ____            Abstain ____

4. Approval of the proposed Class B 12b-1 Distribution and Service Plan (Proposal No. 3)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: _______________________, 1995
                                            (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this ballot.
                                                                     866

                                                          Preliminary Copy

                OPPENHEIMER INSURED TAX-EXEMPT BOND FUND
            3410 South Galena Street, Denver, Colorado 80231

              Notice Of Meeting Of Shareholders To Be Held
                              June 14, 1995

To The Class A & Class B Shareholders of
Oppenheimer Insured Tax-Exempt Bond Fund

Notice is hereby given that a Meeting of the Class A and Class B
Shareholders of Oppenheimer Insured Tax-Exempt Bond Fund (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on June 14, 1995, or any adjournments thereof, for the following purposes:

 To be Voted on by Holders of:
Class A Shares   Class B Shares
      X                X           (a) To elect nine Trustees to hold
                                   office until the next meeting of
                                   shareholders called for the purpose of
                                   electing Trustees and until their
                                   successors are elected and shall
                                   qualify;

      X                X           (b) To ratify the selection of
                                   Deloitte & Touche LLP as the
                                   independent certified public
                                   accountants and auditors of the Fund
                                   for the fiscal year beginning October
                                   1, 1994 (Proposal No. 1);

      X                X           (c) To approve changes in the Fund's
                                   fundamental investment policies on
                                   investing in municipal bonds (Proposal
                                   No. 2);

                       X           (d) To approve the Fund's Class B 12b-
                                   1 Distribution and Service Plan
                                   (Proposal No. 3); and

     X                 X           (e) To transact such other business as
                                   may properly come before the meeting,
                                   or any adjournments thereof.

Shareholders of record at the close of business on April 21, 1995, are entitled to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

George C. Bowen, Secretary
May 1, 1995
- --------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                OPPENHEIMER INSURED TAX-EXEMPT BOND FUND
            3410 South Galena Street, Denver, Colorado 80231

                             PROXY STATEMENT

                         Meeting of Shareholders
                        To Be Held June 14, 1995

This statement is furnished to the Class A and Class B shareholders of Oppenheimer Insured Tax-Exempt Bond Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on June 14, 1995, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about May 1, 1995. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended September 30, 1994, call Oppenheimer Shareholder Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 3410 South Galena Street, Denver, Colorado 80231; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of April 21, 1995, the record date, there were _________________ shares of the Fund issued and outstanding, consisting of _______________ Class A shares and ______________ Class B shares. Each Class A and Class B share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. [As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of either class of the Fund's shares.]

                          ELECTION OF TRUSTEES

At the Meeting, nine Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholders meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees is presently a Trustee and has agreed to be nominated and, if elected, to continue to serve as a Trustee of the Fund. [All Trustees have been elected by shareholders of the Fund.] Each Trustee is also a Trustee, Director or Managing General Partner of Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Champion High Yield Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Variable Account Funds, Oppenheimer Main Street Funds, Inc., Oppenheimer Integrity Funds, Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Strategic Investment Grade Bond Fund, Oppenheimer Strategic Short-Term Income Fund, Oppenheimer Limited-Term Government Fund, and The New York Tax-Exempt Income Fund, Inc. (collectively, the "Denver-based OppenheimerFunds"). Mr. Fossel is President and Mr. Swain is Chairman of each of the Denver-based OppenheimerFunds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund's investment adviser, Oppenheimer Management Corporation (the "Manager") or its affiliates, or other positions described. The year given below indicates when the nominee first became a Trustee, Director or Managing General Partner of any of the Denver OppenheimerFunds without a break in service. The beneficial ownership of shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

As of April 21, 1995 the Trustees and officers of the Fund as a group owned _______________ Class A shares of the Fund in the aggregate, which is less than 1% of the outstanding shares of that class, and owned _________________ Class B shares of the Fund in the aggregate, which is less than 1% of the outstanding shares of that class. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed below, Messrs. Fossel and Donohue, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed above.

                                                            Shares
                                                            Beneficially
Name and               Business Experience                  Owned as of
Other Information      During the Past Five Years           April 21, 1995
William A. Baker       Management Consultant.
first became a
Trustee in 1966.
Age: 80

Charles Conrad, Jr.    Vice President of McDonnell
first became a         Douglas, Ltd.; formerly associated
Trustees in 1970.      with the National Aeronautics and
Age: 64                Space Administration.

Raymond J. Kalinowski  Director of Wave Technologies
first became a         International, Inc.; formerly Vice
Trustee in 1988.       Chairman and a director of A.G.
Age: 65                Edwards, Inc., parent holding
                       company of A.G. Edwards & Sons,
                       Inc. (a broker-dealer), of which
                       he was a Senior Vice President.

C. Howard Kast         Formerly Managing Partner of
first became a         Haskins & Sells (an accounting
Trustee in 1988.       firm).
Age: 73

Robert M. Kirchner     President of The Kirchner Company
first became a         (management consultants).
Trustee in 1963.
Age: 73

Ned M. Steel           Chartered property and casualty
first became a         underwriter; Director of Visiting
Trustee in 1963.       Nurse Corporation of Colorado;
Age: 79                formerly Senior Vice President
                       and a director of Van Gilder
                       Insurance Corp. (insurance
                       brokers).

Robert G. Avis*        Vice Chairman of A.G. Edwards &
first became a         Sons, Inc. (a broker-dealer) and
Trustee in 1993.       A.G. Edwards, Inc. (its parent
Age: 63                holding company); Chairman of A.G.
                       Edwards Trust Company (its
                       affiliated investment adviser and
                       trust company, respectively).

Jon S. Fossel*         Chairman, Chief Executive Officer
first became a         and a director of the Adviser;
Trustee in 1990.       President and a director of
Age: 53                Oppenheimer Acquisition Corporation
                       ("OAC"), parent of the Adviser;
                       President and a director of
                       HarbourView Asset Management
                       Corporation ("HarbourView"),
                       an investment adviser subsidiary of
                       the Adviser; a director of
                       Shareholder Services, Inc. ("SSI")
                       and Shareholder Financial Services,
                       Inc. ("SFSI"), transfer agent
                       subsidiaries of the Adviser;
                       formerly President of the Adviser.

James C. Swain*        Vice Chairman and a director of
first became a         the Adviser, President and a
Trustee in 1969.       director of Centennial Asset
Age: 61                Management Corporation
                       ("Centennial"), an investment
                       adviser subsidiary of the
                       Adviser; formerly President and
                       a director of Oppenheimer Asset
                       Management Corporation ("OAMC"),
                       an investment adviser that was a
                       subsidiary of the Adviser, and
                       Chairman of the Board of SSI.

- -------------------
*A Trustee who is an "interested person" of the Fund or the Adviser under the Investment Company Act.

Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees: The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and the Adviser, which is responsible for the Fund's day-to-day operations. ___ regular meetings of the Board were held in the fiscal year ended September 30, 1994 and all of the Trustees [except Mr. Fossel] were present for at least 75% of those meetings. The Trustees of the Fund have appointed an Audit and Review Committee (the "Audit Committee"), comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Audit Committee met _____ times during the fiscal year ended September 30, 1994 and [all members] attended at least 75% of the meetings held during this period. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund, during its fiscal year ended September 30, 1994, and (ii) from all 22 of the Denver-based OppenheimerFunds (including the Fund) listed in the third paragraph of this section for services in the positions shown:

                                                    Total Compensation
                                   Aggregate        From All
                                   Compensation     Denver-based
Name and Position                  from Fund        OppenheimerFunds1
Robert G. Avis                       $                  $53,000.00
   Trustee
William A. Baker                     $                  $73,257.01
   Audit and Review Committee
   Chairman and Trustee
Charles Conrad, Jr.                  $                  $68,293.67
   Audit and Review Committee
   Member and Trustee
Raymond J. Kalinowski                $                  $53,000.00
   Trustee
C. Howard Kast                       $                  $53,000.00
   Trustee
Robert M. Kirchner                   $                  $68,293.67
   Audit and Review Committee
   Member and Trustee
Ned M. Steel                         $                  $53,000.00
   Trustee
- --------------------
1 For the 1994 calendar year.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an indefinite term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years.

Robert E. Patterson, Vice President and Portfolio Manager; Age 51.
     Senior Vice President of the Manager; an officer of other
     OppenheimerFunds.

Caryn Halbrecht, Vice President and Portfolio Manager; Age 38.
     Vice President of the Manager; an officer of other OppenheimerFunds; formerly Vice President of Fixed Income Portfolio Management at Bankers Trust.

Andrew J. Donohue, Secretary; Age: 44.
     Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in, Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President and Treasurer; Age 58.
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert G. Zack, Assistant Secretary; Age 46.
     Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
     OppenheimerFunds.

Robert Bishop, Assistant Treasurer; Age 36.
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an accountant for Yale & Seffinger, P.C., an accounting firm, and previously an accountant and commissions supervisor for Stuart James Company, Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 29.
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an international mutual fund supervisor for Brown Brothers, Harriman & Co., a bank, and previously a senior fund accountant for State Street Bank & Trust Company.

            RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                            (Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held October 13, 1994, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning October 1, 1994. Deloitte also serves as auditors for certain other funds for which the Manager acts as investment adviser, and serves as auditors for the Manager and its subsidiaries. At the Meeting, a resolution will be presented for the Class A and Class B shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Deloitte as auditors of the Fund.

              APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL
                           INVESTMENT POLICIES
                            (Proposal No. 2)

If this Proposal is approved, the Fund will (1) eliminate unnecessary fundamental restrictions and replace them with non-fundamental restrictions, (2) broadly define its investment objective, (3) change its name and the name of the Trust to remove the word "Bond," and (4) permit non-investment grade investments in a limited amount. The Fund was not originally an OppenheimerFund, and the changes set forth in this Proposal will serve to characterize the Fund as an OppenheimerFund.

If this Proposal is approved, the Fund's investment policies and restrictions will be non-fundamental investment policies except as otherwise stated. The name of the Fund would become "Oppenheimer Insured Tax-Exempt Fund." The Fund's investment objective would be changed to "seeking a high level of current income exempt from Federal income tax." Consistent with its name, the Fund would under normal market conditions invest at least 80% of its total assets in municipal securities, the interest of which is not subject to Federal individual income tax ("Municipal Securities"). At least 65% of its total assets will be invested in insured Municipal Securities and pre-refunded municipal securities will be considered to be insured for this purpose. Insured Municipal Securities held by the Fund for purposes of this 65% test will be fully insured as to the scheduled payment of all installments of interest and principal. No more than 35% of the Fund's total assets may be invested in uninsured investments. Pre-refunded Municipal Securities generally are rated in the highest rating category by the various nationally recognized rating organizations because of U.S. government agency collateral set aside to support debt service payments on the bonds.

No more than 20% of its total assets will be invested in taxable investments. However, for temporary defensive purposes, the Fund may invest up to 100% of its assets in taxable CDs and commercial paper and taxable or tax-exempt money market instruments. The Fund may not invest more than 20% of its total assets in private activity municipal securities issued to benefit a private user, the interest on which may be subject to the Federal alternative minimum tax. The Fund will not invest more than 10% of its total assets in securities which are not investment grade (or if not rated, of comparable quality as determined by the Manager).

The Fund may purchase put and call options and other hedging instruments, but: (i) the Fund may not purchase options if, as a result, the aggregate value of all outstanding options exceeds 5% of the Fund's total assets;
(ii) the Fund may not write covered call options which, at the time of purchase, would require delivery of securities in excess of 20% of the value of its total assets; (iii) the Fund will not enter into futures and options thereon, whether long, short or a combination thereof, for non-bona fide hedging transactions if the aggregate initial margins and related option premiums exceed 5% of its total assets; and (iv) the Fund may not enter into swap transactions with regard to more than 50% of its total assets and only with respect to securities owned by the Fund. The Fund will be permitted to invest in commodities and commodity contracts, although the Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

The Fund will not purchase or retain securities if as a result the Fund will have more than 5% of its total assets invested in securities of private issuers having a record of less than three years continuous operation (including the operation of predecessor companies or enterprises) or in industrial development bonds if the private entity on whose credit the securities are based, directly or indirectly, has a record of less than three years continuous operation (including the operation of predecessor companies or enterprises).

As a matter of fundamental investment policy, the Fund may not purchase securities, or other instruments, on margin, except that the fund may invest in options, futures, options on futures and similar instruments and may make margin deposits and payments in connection therewith. As a matter of fundamental investment policy, the Fund will not invest in real estate, but this restriction will not prevent the Fund from investing in Municipal Securities or other permissible securities or instruments secured by real estate or interests therein.

Two fundamental investment policies will be rescinded under this Proposal. Currently, the Fund must invest at least 65% of its total assets in insured municipal bonds, and the Fund may invest up to 35% of its total assets in short-term uninsured municipal securities only pending reinvestment in insured Municipal Securities.

The Fund's current investment restrictions with respect to borrowing money, making loans, concentration, diversification, investments in oil, gas or other mineral exploration or development, short sales, underwriting of securities, investing in securities of other investment companies, acquiring securities owned by officers, directors or trustees of the Fund or the Manager, and common stocks and warrants will remain unchanged.

At a meeting of the Fund's Board of Trustees held on February 28, 1995, the Manager presented to the Fund's Board of Trustees the issue of eliminating the fundamental restrictions outlined above, so that the Board would have the flexibility to approve further revisions, and the advantages and risks associated with the proposed non-fundamental investment policies in response to market, economic and other conditions. If this Proposal is approved, the Fund will be able to invest in a broader range of securities within the context of a higher quality portfolio. A portfolio made up entirely of any single type of security is generally very sensitive to changes in interest rates, and therefore the Fund's net asset value is presently susceptible to declines in a rising interest rate environment. Allowing the Fund's portfolio managers to invest in a broader range of securities will permit them to attempt to decrease the sensitivity of the portfolio to interest rate changes. In addition, the Fund's investment adviser believes that, from time to time, investment opportunities exist elsewhere, particularly with respect to pre-refunded Municipal Securities, in which the Fund should be able to participate.
The Trustees approved and recommended, subject to shareholder approval, the change in fundamental investment policies described in this Proposal. If approved, the effective date of this Proposal can be delayed by the Fund until the Fund's Prospectus is updated to reflect this change.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding Class A and Class B voting securities of the Fund is required for approval of the Proposed Agreement; the classes do not vote separately. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (1) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving this Proposal.

            APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
                     AND SERVICE PLAN AND AGREEMENT
                            (Proposal No. 3)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on May 1, 1993. At that time, the Fund had adopted a Distribution Plan and Agreement for Class B shares pursuant to Rule 12b-1 of the Investment Company Act. In June of 1993, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's current 12b-1 plans or in any related agreements ("Independent Trustees"), approved amendments to that plan to recharacterize it as a distribution and service plan and agreement in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay on an annual basis up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. In February of 1994, that Distribution and Service Plan was further amended by the Fund's Board of Trustees to eliminate a provision which had required the Fund to continue to make payments to the Distributor after a termination of the Distribution and Service Plan.

At a meeting of the Fund's Board of Trustees held February 28, 1995, the Manager proposed the adoption of a new Distribution and Service Plan and Agreement (the "Distribution and Service Plan") which is recharacterized as a "compensation type plan" instead of a "reimbursement type plan." The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the new Distribution and Service Plan, subject to shareholder approval, and determined to recommend the Distribution and Service Plan and Agreement for approval by the shareholders. A copy of the new Distribution and Service Plan is attached as Exhibit A to this proxy statement.

Description of the Distribution and Service Plan. Under the Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding for six years or less, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

The Distribution and Service Plan provides for payments for two different distribution related functions. The Distributor pays certain brokers, dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class B shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class B shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares,
(ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, and (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters. The other distribution assistance in connection with the sale of Class B shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, processing Class B share purchase and redemption transactions and providing such other information in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Distribution and Service Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years of their purchase, as described in the Fund's prospectus.

The Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge of up to 0.75% per annum could be continued by the Board after termination.

The Distribution and Service Plan has the effect of increasing annual expenses of Class B shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class B Plan for the fiscal year ended September 30, 1994 were $92,013 (____% of the Fund's average net assets represented by Class B shares during that period), of which the Distributor paid $125 to an affiliate of the Distributor and retained $89,853 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs; the balance was paid to Recipients not affiliated with the Distributor.

If the Class B shareholders approve this Proposal, the Distribution and Service Plan shall, unless terminated as described below, continue in effect until December 31, 1995 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. The Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Distribution and Service Plan by the Board of Trustees.
In considering whether to recommend the Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Distribution and Service Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board also focused on the two principal differences in the Distribution and Service Plan and its predecessor. First, the proposed plan provides for compensating the Distributor for its distribution efforts rather than reimbursing it for its costs. While it was possible for the Fund's Class B 12b-1 payments to be reduced when limited by the Distributor's expenses (including past expenses which were not previously reimbursed, and which were, therefore, carried forward with interest) under a reimbursement-type plan, under normal circumstances this is unlikely. Therefore, adoption of this Proposal is not expected to materially increase the Fund's expenses under normal circumstances. Payments under the proposed Distribution and Service Plan still remain subject to limits imposed on asset-based sales charges by the NASD. The Board also noted that investors who purchase Class B shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum regardless of the Distributor's actual distribution expenses.

A second difference in the Distribution and Service Plan over its predecessor is that the proposed Plan expressly provides that distribution and administrative support services may be rendered in connection with Class B shares acquired either in exchange for other OppenheimerFund shares or by reorganization with another fund. The Board determined that although these changes are less likely to have significance under a compensation-type Plan, it should have the flexibility to approve reorganizations among funds without concern that the transaction would affect payments to the Distributor for its distribution efforts. The Board also noted that investors who purchase Class B shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum regardless of share exchanges or the occurrence of reorganizations to which their Fund is a party.

The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders should benefit as the Distribution and Service Plan should help maintain Fund assets at the lower investment advisory fee rate that is currently in effect. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class B voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plans and the Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                         ADDITIONAL INFORMATION

The Manager and the Distributor. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Oppenheimer Funds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor of the Fund's shares. The address of the Manager and the Distributor is Two World Trade Center, New York, New York 10048-0203.

The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $29 billion as of December 31, 1994, and with more than 2.4 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

The common stock of OAC is divided into three classes. At December 31, 1994, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 422,023 shares of Class B voting stock, and (iii) 937,403 shares of Class C non-voting stock. This collectively represented 80.2% of the outstanding common stock and 86.5% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 706,286 shares of the Class B voting stock, representing 16.1% of the outstanding common stock and 10.9% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 744,282 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and two of whom (Messrs. Donald W. Spiro and Robert G. Galli) serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. Since October 1, 1993, the only transactions by persons who serve as Trustees of the Fund in excess of 1% of the outstanding shares of common stock or options of OAC were by Mr. Galli, who surrendered to OAC 45,445 stock appreciation rights issued in tandem with the Class C OAC options for $2,821,736, and by Mr. Spiro, who sold 50,000 shares of Class B OAC common stock to MassMutual for $3,740,000, for cash payments by OAC or MassMutual to be made as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

                    RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the Shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.
                             OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees,


George C. Bowen, Secretary
May 1, 1995

                                                              Exhibit A

               DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                  WITH

                   OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                          FOR CLASS B SHARES OF

                   OPPENHEIMER INSURED TAX-EXEMPT FUND


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 15th day of June, 1995, by and between Oppenheimer Tax-Exempt Fund (the "Trust") for the account of OPPENHEIMER INSURED TAX-EXEMPT FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other institution which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940
     Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other institution as a Recipient, whereupon such entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that two entities would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative Support
Services.

     (a) The Fund will make payments to the Distributor, (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services of the type approved by the Board with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

          The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

          The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.


          It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor still is not satisfied, it may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such entity's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

          Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one
     (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

          The Advance Service Fee Payments described in part (i) of this paragraph (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

          A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Distributor is entitled to retain from the payments described in Section 3(a) the aggregate amount of (i) the Service Fee on Shares outstanding for less than the Minimum Holding Period plus
     (ii) the Asset-Based Sales Charge on Shares outstanding for not more than the Maximum Holding Period, in each case computed as of the close of each business day during that period and subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other institution that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(a) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients;
     (iii) paying of or reimbursing the Distributor for interest and other borrowing costs on its unreimbursed expenses at the rate paid by the Distributor or, if such amounts are financed by the Distributor from its own resources or by an affiliate, at the rate of 1% per annum above the prime rate (which shall mean the most preferential interest rate on corporate loans at large U.S. money center commercial banks) then being reported in the Eastern edition of the Wall Street Journal (or if such prime rate is no longer so reported, such other rate as may be designated from time to time by the Distributor with the approval of the Independent Trustees); (iv) other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this
     Section 3. Such services include distribution and administrative support services rendered in connection with Shares acquired by the Fund (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (ii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Fund or the Trust ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Trust shall provide written reports to the Trust's Board for its review, detailing services rendered in connection with the distribution of the Shares. The reports shall be provided in the frequency requested by the Board, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on February 28, 1995, for the purpose of voting on this Plan, and shall take effect after approved by Class B shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan and Agreement for the Shares dated February 23, 1994. Unless terminated as hereinafter provided, it shall continue in effect until December 31, 1995 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                         OPPENHEIMER TAX-EXEMPT FUND
                         for the account of
                         OPPENHEIMER INSURED TAX-EXEMPT FUND



                         By:____________________________________
                            Robert G. Zack, Assistant Secretary


                         OPPENHEIMER FUNDS DISTRIBUTOR, INC.



                         By:___________________________________
                            Katherine P. Feld
                            Vice President & Secretary



OFMI/865A.695